UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 3, 2011

DICK’S SPORTING GOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

345 Court Street

Coraopolis, Pennsylvania  15108

(Address of Principal Executive Offices)  (Zip Code)

(724) 273-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective October 3, 2011, Peter Whitsett is no longer with Dick’s Sporting Goods, Inc. (NYSE: DKS) (the “Company”). Mr. Whitsett served as the Company’s Executive Vice President — Global Merchandising and Division President of Golf Galaxy. Mr. Whitsett’s responsibilities will be realigned under the leadership of Edward W. Stack, Chairman and Chief Executive Officer, and Joseph H. Schmidt, President and Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: October 7, 2011	By:	/s/ Timothy E. Kullman
	Name:	Timothy E. Kullman
	Title:	EVP - Finance, Administration and Chief Financial Officer